SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 10, 2002


                           MAINSOURCE FINANCIAL GROUP
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   INDIANA                        0-12422                     35-1562245
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

         201 NORTH BROADWAY              GREENSBURG, INDIANA    47240
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

                                 (812) 663-0157
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

        On October 10, 2002, the Company announced the signing of a definitive agreement to purchase a branch office located in Hoopeston, Illinois from Kankakee Federal Savings Bank. The transaction is subject to regulatory approval and is expected to close in the first quarter of 2003. Attached as Exhibit 99.1 is the news release.

Item 7.  Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

 Exhibit No.   Description
 -----------   -----------

    99.1 MainSource Financial Group Announces Purchase of Illinois Bank Branch News Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           INDIANA UNITED BANCORP


                           October 17, 2002

                           /s/ James L. Saner Sr
                           -------------------------------------------------
                           James L. Saner Sr
                           President and Chief Executive Officer

                           October 17, 2002

                           /s/ Donald A. Benziger
                           -------------------------------------------------
                           Donald A. Benziger
                           Senior Vice President & Chief Financial Officer


                           October 17, 2002

                           /s/ James M. Anderson
                           -------------------------------------------------
                           James M. Anderson
                           Controller & Principal Accounting Officer

                                INDEX TO EXHIBITS

 Exhibit No.   Description
 -----------   -----------

    99.1 MainSource Financial Group Announces Purchase of Illinois Bank Branch News Release